Exhibit 99.01

Shutterfly Announces Fourth Quarter and
Full Year 2008 Financial Results

•	Fourth Quarter 2008 net revenues increase 10% year-over-year to $107.7 million
•	Full Year 2008 net revenues increase 14% year-over-year to $213.5 million
•	Record Full Year 2008 Adjusted EBITDA of $38.4 million, representing 18.0% of net revenues
•	Record Full Year 2008 Free Cash Flow of $15.6 million

REDWOOD CITY, February 4, 2009 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading Internet-based social expression and personal publishing service, today announced fourth quarter and full year 2008 financial results for the period ended December 31, 2008.

“Shutterfly performed well in the fourth quarter and 2008 despite an increasingly difficult economic environment. Revenues, EBITDA, and free cash flow all improved, driven by growth in our market leading Personalized Products & Services and disciplined financial management” said President and CEO Jeffrey Housenbold. “In 2009, our focus will remain on extending our market lead and delighting our customers through continuous innovation of our products, services and user experience.”

Fourth Quarter 2008 Financial Highlights

•	Net revenues totaled $107.7 million, a 10% year-over-year increase.

•	32nd consecutive quarter of year-over-year net revenue growth.

•	Personalized Products & Services revenues[1] totaled $72.4 million, a 17% year-over-year increase.

•	Personalized Products & Services revenues represented 67% of total net revenues.

•	Print revenues declined 1% year-over-year, to $35.3 million.

•	Existing customers generated 73% of total net revenues.

•	Gross profit margin was 61% of net revenues, compared to 60% in the fourth quarter of 2007.

•	Operating expenses, excluding $2.2 million of stock-based compensation, totaled $34.0 million.

•	GAAP net income was $14.9 million, compared to $16.9 million in the fourth quarter of 2007.

•	GAAP net income per diluted share was $0.59, compared to $0.63 in the fourth quarter of 2007.

•	Adjusted EBITDA[2] was $38.6 million, compared to $33.0 million in the fourth quarter of 2007.

•	At December 31, 2008, the Company had $88.2 million in cash and cash equivalents and $52.3 million of long-term investments.

Full Year 2008 Financial Highlights

•	Net revenues totaled $213.5 million, a 14% year-over-year increase.

•	Personalized Products & Services revenues totaled $129.9 million, a 23% year-over-year increase.

•	Personalized Products & Services revenues represented 61% of total net revenues.

•	Print revenues increased 3% year-over-year, to $83.6 million.

•	Existing customers generated 76% of total net revenues.

•	Gross profit margin was 55% of net revenues, unchanged from 2007.

•	Operating expenses, excluding $8.3 million of stock-based compensation, totaled $105.3 million.

•	GAAP net income was $4.6 million, compared to $10.1 million in 2007.

1 Personalized Products and Services revenues primarily include photo books, folded greeting cards, calendars and photo-based merchandise.

2 Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

•	GAAP net income per diluted share was $0.18, compared to $0.38 in 2007.

•	Adjusted EBITDA was $38.4 million, compared to $32.9 million in 2007.

•	Free Cash Flow[3] of $15.6 million, compared to a ($2.1) million cash outflow in 2007.

Fourth Quarter 2008 Operating Metrics

•	Transacting customers totaled 1.6 million, a 14% increase over the fourth quarter of 2007.

•	Orders totaled 2.7 million, a 3% increase over the fourth quarter of 2007.

•	Average order value was $39.40, a 7% increase over the fourth quarter of 2007.

Full Year 2008 Operating Metrics

•	Transacting customers totaled 2.8 million, an 18% increase over 2007.

•	Orders totaled 7.6 million, a 7% increase over 2007.

•	Average order value was $28.20, a 7% increase over 2007.

Recent Operating Highlights

•
Products – In Q1 introduced Shutterfly Gallery which extended community across the site.  Reduced the time it takes to create a photo book with the “Make One Like This” feature, Storyboard tool and Picture Tab while adding dozens of design options. Launched stationery initiative with the introduction of designer baby announcements, party invitations, thank you notes and holiday cards.  Also expanded traditional holiday greeting card assortment with hundreds of new designs.  Introduced new Photo Gifts and expanded CenterStage offering to include Disney characters from High School Musical and Disney Princesses.

•	Services – Launched Shutterfly Share sites, combining the power of photo-sharing, blogging, self-publishing and social networking in a safe, secure location.

•	Marketing – Successful year with strong integrated marketing campaigns around summer travel and Q4 holiday season.

•	Operations – Set performance records for Q4, the best in the Company’s history. Delivered record volumes while maintaining our gross margins.

Business Outlook

The Company's current financial expectations for the first quarter and the full year 2009 are as follows:

First Quarter 2009:

•	Net revenues to range from $28 million to $32 million, a year-over-year decrease of (7%) to (19%).

•	GAAP gross profit margins to range from 35% to 38% of net revenues.

•	Non-GAAP gross profit margins to range from 37% to 40% of net revenues.

•	GAAP operating loss to range from ($15) million to ($13) million.

•	Non-GAAP operating loss to range from ($12) million to ($10) million.

•	GAAP effective tax rate to range from 42% to 72%.

•	Non-GAAP effective tax rate to range from (49%) to 30%.

•	GAAP diluted net loss per share to range from ($0.35) to ($0.14).

•	Non-GAAP diluted net loss per share to range from ($0.69) to ($0.26).

3 Free Cash Flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less purchases of property and equipment and capitalization of software and website development costs.

•	Weighted average diluted shares of approximately 25.2 million.

•	Adjusted EBITDA[2] to range from ($5.6) million to ($3.2) million.

Full Year 2009:

•	Net revenues to range from $190 million to $210 million, a year-over-year decrease of (11%) to (2%).

•	GAAP gross profit margins to range from 50% to 52% of net revenues.

•	Non-GAAP gross profit margins to range from 51% to 53% of net revenues.

•	GAAP operating loss to range from ($14) million to ($2) million.

•	Non-GAAP operating income to range from $1 million to $13 million.

•	GAAP effective tax rate to range from 42% to 72%.

•	Non-GAAP effective tax rate to range from (49%) to 30%.

•	GAAP diluted net loss per share to range from a loss of ($0.30) to ($0.01).

•	Non-GAAP diluted net income per share to range from $0.08 to $0.35.

•	Weighted average diluted shares of approximately 25.3 million to 26.6 million.

•	Adjusted EBITDA to range from 14% to 18% of net revenues.

•	Capital expenditures to approximate 11% to 12% of net revenues.

The foregoing guidance replaces any of the Company’s previously issued guidance and all such previous guidance should no longer be relied upon.

Fourth Quarter and Full Year 2008 Conference Call

Management will review the fourth quarter and full year 2008 financial results and its expectations for the first quarter and full year 2009 at a conference call on Wednesday, February 4, 2009 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 719-325-4826.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, February 18, 2009. To hear the replay, please dial 719-457-0820, replay passcode 6786444.

About Non-GAAP Financial Information

The accompanying press release dated February 4, 2009, contains certain non-GAAP financial measures.  Tables are provided in the press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, adjusted EBITDA and free cash flow.   When used in connection with historical results and forward-looking guidance, the non-GAAP financial measure Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation while free cash flow is defined as  Adjusted EBITDA less purchases of property and equipment and capitalization of software and website development costs. For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the first quarter and full year 2009 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-Q for the quarter ended September 30, 2008, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly
Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing service.  Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner.  Shutterfly's flagship product is its award-winning Photo Book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books.  More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.  Shutterfly and Shutterfly.com are trademarks of Shutterfly, Inc.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: John Kaelle, 650-610-3541 jkaelle@shutterfly.com

Shutterfly, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007

Net revenues	$107,742	$97,543	$213,480	$186,727
Cost of net revenues (1)	42,419	39,005	96,159	84,111
Gross profit	65,323	58,538	117,321	102,616
Operating expenses (1):
Technology and development	10,802	8,601	39,443	28,635
Sales and marketing	15,196	13,942	41,958	33,363
General and administrative	10,246	9,500	32,192	29,557
Total operating expenses	36,244	32,043	113,593	91,555
Income from operations	29,079	26,495	3,728	11,061
Interest expense	(88)	(31)	(273)	(179)
Interest and other income, net	385	1,262	2,898	5,515
Income before income taxes	29,376	27,726	6,353	16,397
Provision for income taxes	(14,447)	(10,817)	(1,792)	(6,302)
Net income	$14,929	$16,909	$4,561	$10,095

Net income per share:
Basic	$0.60	$0.68	$0.18	$0.42
Diluted	$0.59	$0.63	$0.18	$0.38

Weighted-average shares:
Basic	25,084	24,688	25,036	24,295
Diluted	25,455	26,864	25,787	26,273

(1) Stock-based compensation is allocated as follows:

Cost of net revenues	$54	$67	$317	$189
Technology and development	601	261	2,140	880
Sales and marketing	638	297	2,198	877
General and administrative	999	568	3,973	2,055
	$2,292	$1,193	$8,628	$4,001

Shutterfly, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	December 31,
	2008	2007

ASSETS
Current assets:
Cash and cash equivalents	$88,164	$122,582
Short-term investments	-	3,002
Accounts receivable, net	5,992	4,480
Inventories	3,610	4,788
Deferred tax asset, current portion	1,194	1,677
Prepaid expenses and other current assets	4,749	4,510
Total current assets	103,709	141,039
Long-term investments	52,250	-
Property and equipment, net	48,006	48,416
Goodwill and intangible assets, net	14,547	3,859
Deferred tax asset, net of current portion	11,877	13,294
Other assets	2,417	2,162
Total assets	$232,806	$208,770

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,214	$8,783
Accrued liabilities	24,712	18,724
Deferred revenue	9,461	8,699
Current portion of capital lease obligations	90	808
Total current liabilities	45,477	37,014
Other liabilities	1,001	1,083
Capital lease obligations, less current portion	17	107
Total liabilities	46,495	38,204
Commitments and contingencies
Stockholders' equity
Undesignated preferred stock, $0.0001 par value; 5,000 shares authorized;
no shares issued and outstanding	-	-
Common stock, $0.0001 par value; 100,000 shares authorized; 25,138 and
24,805 shares issued and outstanding on December 31, 2008 and
December 31, 2007, respectively	2	2
Additional paid-in-capital	201,993	190,849
Accumulated other comprehensive loss	-	(12)
Deferred stock-based compensation	-	(28)
Accumulated deficit	(15,684)	(20,245)
Total stockholders' equity	186,311	170,566
Total liabilities and stockholders' equity	$232,806	$208,770

Shutterfly, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Twelve Months Ended
	December 31,
	2008	2007

Cash flows from operating activities:
Net income	$4,561	$10,095
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,211	17,384
Amortization of intangible assets	1,827	412
Stock-based compensation, net of cancellations	8,628	4,001
Loss on disposal of property and equipment	308	262
Deferred income taxes	(473)	5,853
Gain on auction rate securities put right	(9,013)	-
Impairment of non-current auction rate securities	9,013	-
Changes in operating assets and liabilities:
Accounts receivable, net	(1,512)	(2,316)
Inventories	1,178	(2,290)
Prepaid expenses and other current assets	(120)	(1,750)
Other assets	(243)	(1,668)
Accounts payable	2,431	(602)
Accrued and other liabilities	5,482	10,390
Deferred revenue	762	2,421
Net cash provided by operating activities	47,040	42,192

Cash flows from investing activities:
Purchases of property and equipment	(18,220)	(31,881)
Capitalization of software and website development costs	(4,527)	(3,112)
Acquisition of business and intangibles, net of cash acquired	(10,097)	(2,858)
Purchases of short term investments	-	(3,000)
Proceeds from sale of short term investments	3,002	-
Proceeds from sale of equipment	6	28
Purchase of auction rate securities	(52,250)	-
Net cash used in investing activities	(82,086)	(40,823)

Cash flows from financing activities:
Principal payments of capital lease obligations	(808)	(2,840)
Proceeds from issuance of common stock upon exercise of stock options	1,158	4,975
Shares withheld for payment of employee's withholding tax liability	(260)	-
Tax benefit of stock options	538	27
Net cash provided by financing activities	628	2,162

Net increase in cash and cash equivalents	(34,418)	3,531
Cash and cash equivalents, beginning of period	122,582	119,051
Cash and cash equivalents, end of period	$88,164	$122,582

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$47	$198
Income taxes	535	812

Supplemental schedule of non-cash investing activities
Accrued acquisition liabilities	400	-

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007

User Metrics

Customers	1,571,700	1,384,625	2,788,743	2,356,971
year-over-year growth	14%	45%	18%	37%

Orders	2,734,394	2,650,489	7,569,448	7,061,604
year-over-year growth	3%	44%	7%	38%

Average order value	$39.40	$36.80	$28.20	$26.44
year-over-year growth	7%	3%	7%	9%

Average orders per customer	1.7x	1.9x	2.7x	3.0x

Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

		Forward-Looking Guidance
		GAAP					Non-GAAP
		Range of Estimate		Adjustments			Range of Estimate
		From	To	From	To		From	To

	Three Months Ending March 31, 2009

	Net revenues	$28.0	$32.0	-	-		$28.0	$32.0
	Gross profit margin	35%	38%	2%		[a]	37%	40%
	Operating loss	($15)	($13)	$3		[b]	($12)	($10)
	Operating margin	(54%)	(40%)	12%	10%	[b]	(42%)	(30%)

	Stock-based compensation	$2.8	$2.8	$2.8	$2.8		-	-
	Amortization of intangible assets	$0.5	$0.5	$0.5	$0.5		-	-

	Adjusted EBITDA*						($5.6)	($3.2)

	Diluted loss per share	($0.35)	($0.14)	($0.34)	($0.12)	[c]	($0.69)	($0.26)
	Diluted shares	25.2	25.2	-	-		25.2	25.2
	Effective tax rate	42%	72%	(91%)	(42%)	[d]	(49%)	30%

	Twelve Months Ending December 31, 2009

	Net revenues	$190.0	$210.0	-	-		$190.0	$210.0
	Gross profit margin	50%	52%	1%		[e]	51%	53%
	Operating income (loss)	($14)	($2)	$15		[f]	$1	$13
	Operating margin	(7%)	(1%)	(8%)	(7%)	[f]	1%	6%

	Stock-based compensation	$12.6	$12.6	$12.6	$12.6		-	-
	Amortization of intangible assets	$1.8	$1.8	$1.8	$1.8		-	-

	Adjusted EBITDA*						$26	$38
	Adjusted EBITDA* margin						14%	18%

	Diluted earnings (loss) per share	($0.30)	($0.01)	$0.38	$0.36	[g]	$0.08	$0.35
	Diluted shares	25.3	25.3	-	-		26.6	26.6
	Effective tax rate	42%	72%	(91%)	(42%)	[h]	(49%)	30%

	Capital expenditures as % of net revenues	12%	11%				12%	11%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $100k and amortization of purchased intangible assets of approximately $500k.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $2.8 million and amortization of purchased intangible assets of approximately $500k.
[c]	Reflects the estimated adjustments in item [b] and the income tax impact related to these adjustments.
[d]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [b].
[e]	Reflects estimated adjustments for stock-based compensation expense of approximately $400k and amortization of purchased intangible assets of approximately $1.8 million.
[f]	Reflects estimated adjustments for stock-based compensation expense of approximately $12.6 million and amortization of purchased intangible assets of approximately $1.8 million.
[g]	Reflects the estimated adjustments in item [f] and the income tax impact related to these adjustments.
[h]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [f].

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)

	Three Months Ended,								Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

GAAP gross profit	$ 13,671	$ 15,045	$ 15,362	$ 58,538	$ 16,409	$ 18,067	$ 17,523	$ 65,322	$ 102,616	$ 117,321
Stock-based compensation expense within cost of net revenues	38	39	46	66	84	92	88	53	189	317
Amortization of intangible assets within cost of net revenues	32	45	111	112	367	367	367	368	300	1,469
Non-GAAP gross profit	$ 13,741	$ 15,129	$ 15,519	$ 58,716	$ 16,860	$ 18,526	$ 17,978	$ 65,743	$ 103,105	$ 119,107

Non-GAAP gross profit margin	51%	51%	48%	60%	49%	52%	50%	61%	55%	56%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)	Three Months Ended,								Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

GAAP operating income (loss)	$ (3,287)	$ (5,536)	$ (6,611)	$ 26,495	$ (8,431)	$ (7,939)	$ (8,981)	$ 29,079	$ 11,061	$ 3,728
Stock-based compensation expense	862	923	1,024	1,192	1,818	2,088	2,430	2,292	4,001	8,628
Amortization of intangible assets	32	45	139	196	457	457	457	456	412	1,827
Non-GAAP operating income (loss)	$ (2,393)	$ (4,568)	$ (5,448)	$ 27,883	$ (6,156)	$ (5,394)	$ (6,094)	$ 31,827	$ 15,474	$ 14,183

Non-GAAP operating margin	(9%)	(15%)	(17%)	29%	(18%)	(15%)	(17%)	30%	8%	7%

Shutterfly, Inc.
Reconciliation of GAAP Net Income to Non-GAAP Net Income
(In thousands)
(Unaudited)	Three Months Ended,								Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

GAAP net income (loss)	$ (1,060)	$ (2,439)	$ (3,314)	$ 16,908	$ (3,639)	$ (4,017)	$ (2,711)	$ 14,928	$ 10,095	$ 4,561
Stock-based compensation expense	862	923	1,024	1,192	1,818	2,088	2,430	2,292	4,001	8,628
Amortization of intangible assets	32	45	139	196	457	457	457	456	412	1,827
Income taxes associated with certain non-GAAP entries	(444)	(556)	(486)	191	(1,587)	(1,419)	(3,045)	2,912	(1,295)	(3,139)
Non-GAAP net income (loss)	$ (610)	$ (2,027)	$ (2,637)	$ 18,487	$ (2,951)	$ (2,891)	$ (2,869)	$ 20,588	$ 13,213	$ 11,877

Diluted net income per share:
GAAP	($0.04)	($0.10)	($0.14)	$0.63	($0.15)	($0.16)	($0.11)	$0.59	$0.38	$0.18
Non-GAAP	($0.03)	($0.08)	($0.11)	$0.69	($0.12)	($0.12)	($0.11)	$0.81	$0.50	$0.46

Shares used in GAAP and non-GAAP diluted net income per-share calculation	23,933	24,136	24,425	26,864	24,949	25,045	25,067	25,455	26,273	25,787

Shutterfly, Inc.
Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)	Three Months Ended,								Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

GAAP benefit (provision) for income taxes	$ 794	$ 1,721	$ 2,001	$ (10,818)	$ 3,473	$ 3,267	$ 5,915	$ (14,447)	$ (6,302)	$ (1,792)
Income taxes associated with certain non-GAAP entries	(444)	(556)	(486)	191	(1,587)	(1,419)	(3,045)	2,912	(1,295)	(3,139)
Non-GAAP provision for income taxes	$ 350	$ 1,165	$ 1,515	$ (10,627)	$ 1,886	$ 1,848	$ 2,870	$ (11,535)	$ (7,597)	$ (4,931)

GAAP income (loss) before income taxes	$ (1,854)	$ (4,160)	$ (5,315)	$ 27,726	$ (7,112)	$ (7,284)	$ (8,626)	$ 29,375	$ 16,397	$ 6,353
Stock-based compensation expense	862	923	1,024	1,192	1,818	2,088	2,430	2,292	4,001	8,628
Amortization of intangible assets	32	45	139	196	457	457	457	456	412	1,827
Non-GAAP income (loss) before income taxes	$ (960)	$ (3,192)	$ (4,152)	$ 29,114	$ (4,837)	$ (4,739)	$ (5,739)	$ 32,123	$ 20,810	$ 16,808

GAAP Effective tax rate	43%	41%	38%	39%	49%	45%	69%	49%	38%	28%

Non-GAAP effective tax rate	36%	36%	36%	37%	39%	39%	50%	36%	37%	29%

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)
	Three Months Ended,								Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Income (loss) from Operations	$ (3,287)	$ (5,536)	$ (6,611)	$ 26,495	$ (8,431)	$ (7,939)	$ (8,981)	$ 29,079	$ 11,061	$ 3,728
Add back:
Depreciation and amortization	3,517	4,029	4,889	5,361	5,885	6,266	6,682	7,205	17,796	26,038
Stock-based compensation expense	861	923	1,024	1,193	1,818	2,088	2,430	2,292	4,001	8,628
Non-GAAP Adjusted EBITDA	$ 1,091	$ (584)	$ (698)	$ 33,049	$ (728)	$ 415	$ 131	$ 38,576	$ 32,858	$ 38,394

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA to Free Cash Flows
(In thousands)
(Unaudited)	Three Months Ended,								Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2007	2007	2007	2008	2008	2008	2008	2007	2008

Non-GAAP Adjusted EBITDA	$ 1,091	$ (584)	$ (698)	$ 33,049	$ (728)	$ 415	$ 131	$ 38,576	$ 32,858	$ 38,394
Less: Purchases of property and equipment	(3,611)	(10,966)	(14,002)	(3,302)	(7,930)	(3,840)	(4,990)	(1,460)	(31,881)	(18,220)
Less: Capitalized technology & development costs	(638)	(854)	(847)	(773)	(848)	(1,410)	(981)	(1,288)	(3,112)	(4,527)
Free cash flows	$ (3,158)	$ (12,404)	$ (15,547)	$ 28,974	$ (9,506)	$ (4,835)	$ (5,840)	$ 35,828	$ (2,135)	$ 15,647